VOYA VARIABLE PORTFOLIOS, INC.

Voya Global Equity Portfolio

(the “Portfolio”)

Supplement dated March 23, 2018

to the Portfolio’s Adviser Class, Class I, Class S, Service 2 Class,

and Class T Prospectus and related Summary Prospectuses

(each a “Prospectus” and collectively the “Prospectuses”),

each dated May 1, 2017

On March 15, 2018, the Board of Directors of Voya Variable Portfolios, Inc. approved modifications with respect to the Portfolio’s expense limits, principal investment strategies, principal risks, portfolio managers, and dividend distribution frequency. From April 16, 2018 through the close of business on April 30, 2018, the Portfolio will be in a “transition period” and the transition manager may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. In addition, these transactions will also result in transactional costs, which will be borne by the Portfolio’s investment adviser.

Effective May 1, 2018, the Portfolio’s Prospectuses are revised as follows:

1.	Footnote 2 to the table entitled “Annual Portfolio Operating Expenses” in the summary section of the Portfolio’s Prospectuses is deleted and replaced with the following:

2       The adviser is contractually obligated to limit expenses to 1.34%, 0.84%, 1.09%, 1.24%, and 1.44% for Class ADV, Class I, Class S, Class S2, and Class T shares, respectively, through May 1, 2019. This limitation is subject to possible recoupment by the adviser within 36 months of waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 1.10%, 0.60%, 0.85%, 1.00%, and 1.20% for Class ADV, Class I, Class S, Class S2, and Class T shares, respectively through May 1, 2019. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. The distributor is contractually obligated to waive 0.15% of the distribution fee for Class T shares through May 1, 2019. Termination or modification of these obligations requires approval by the Portfolio’s board.

2.	The section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities. The Portfolio will provide 60 days’ prior notice of any change in this investment policy. The Portfolio invests primarily in equity securities included in the MSCI World IndexSM (“Index”). The Portfolio invests in securities of issuers in a number of different countries, including the United States.

The sub-adviser (“Sub-Adviser”) seeks to maximize total return to the extent consistent with maintaining lower volatility than the Index. Volatility generally measures how much a fund’s returns have varied over a specified time frame.

The Portfolio may invest in derivative instruments including, but not limited to, index futures. The Portfolio typically uses derivatives as a substitute for purchasing securities included in the Index or for the purpose of maintaining equity market exposure on its cash balance.

The Portfolio may also invest in real estate-related securities, including real estate investment trusts.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder ("1940 Act").

The Sub-Adviser uses an internally developed quantitative computer model to create a target universe of global securities with above average dividend yields compared to the Index, which the Sub-Adviser believes exhibit stable and growing dividend yields within each geographic region and industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate they are at risk of reducing or eliminating the dividends paid on their securities. Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities within various geographic regions and sectors by ranking each security relative to other securities within its region or sector, as applicable, using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the Portfolio’s target dividend yield, manage target beta, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Index. Under certain market conditions, the Portfolio will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively low level of volatility.

The Sub-Adviser will rebalance the Portfolio on a quarterly basis in accordance with its target parameters. The rebalancing techniques may result in higher portfolio turnover compared to a “buy and hold” strategy.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

3.	The risks entitled “Convertible Securities,” “Credit,” “Focused Investing,” “Interest Rate,” and “Investing through Stock Connect” are deleted from the section entitled “Principal Risks” of the Portfolio’s Prospectuses.

4.	The risk entitled “Foreign Investments/Developing and Emerging Markets” of the section entitled “Principal Risks” of the Portfolio’s Prospectuses is deleted and replaced with the following:

Foreign Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

5.	The risk entitled “Investment Model” of the section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Volatility management techniques may not always be successful in reducing volatility, may not protect against market declines, and may limit the Portfolio’s participation in market gains, negatively impacting performance even during periods when the market is rising. During sudden or significant market rallies, such underperformance may be significant.  Moreover, volatility management strategies may increase portfolio transaction costs, which may increase losses or reduce gains. The Portfolio’s volatility may not be lower than that of the Index during all market cycles due to market factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.

6.	The section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby revised to include the following risk:

Real Estate Companies and Real Estate Investments Trusts (“REITs”): Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.

7.	The third paragraph of the section entitled “Performance Information” of the Portfolio’s Prospectuses is deleted and replaced with the following:

The Portfolio’s performance prior to May 1, 2018 reflects returns achieved pursuant to different principal investment strategies. The Portfolio’s performance prior to July 12, 2013 reflects returns achieved pursuant to a different investment objective and principal investment strategies. If the Portfolio’s current objective and strategies had been in place for the prior periods, the performance information shown would have been different.

8.	The sub-section entitled “Portfolio Management – Portfolio Managers” of the Portfolio’s Prospectuses, is hereby deleted and replaced with the following:

Portfolio Managers
Vincent Costa, CFA	Steve Wetter
Portfolio Manager (since 04/12)	Portfolio Manager (since 05/18)

Kai Yee Wong	James Ying, CFA
Portfolio Manager (since 05/18)	Portfolio Manager (since 07/13)

9.	The sub-section entitled “Management of the Portfolios – The Sub-Advisers and Portfolio Managers – Voya Global Equity Portfolio” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

The following individuals are jointly responsible for the day-to-day management of the Voya Global Equity Portfolio.

Vincent Costa, CFA, Portfolio Manager, also serves as Head of the global equities team and as portfolio manager for the U.S. and Global active quantitative strategies and the U.S. large cap value portfolios. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company.

Steve Wetter, Portfolio Manager, is responsible for portfolio management of the index, research enhanced index, and smart beta strategies. Mr. Wetter joined Voya IM in April 2012 and prior to that he was a portfolio manager and trader at Mellon Asset Management (2007 – 2009), and Northern Trust (2003 – 2007).

Kai Yee Wong, Portfolio Manager, is responsible for the portfolio management of the index, research enhanced index, and smart beta strategies. Prior to joining Voya IM in 2012, Ms. Wong worked as a senior equity portfolio manager at Northern Trust, responsible for managing various global indices including developed, emerging, real estate, Topix, and socially responsible benchmarks (2003 – 2009).

James Ying, CFA, Portfolio Manager, is responsible for the portfolio management of the U.S. and Global active quantitative strategies. Mr. Ying joined Voya IM in 2011. Prior to joining Voya IM, Mr. Ying was a quantitative analyst with Piedmont Investment Advisors from 2009 to 2011, Numeric Investors from 2006 to 2009, and Goldman Sachs Asset Management from 2000 to 2006.

10.	The sub-section entitled “Dividends, Distributions, and Taxes – Dividends and Distributions” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

Dividends and Distributions

Each Portfolio (except Voya Global Equity Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio) declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

Voya Global Equity Portfolio generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. The Portfolio declares dividends quarterly and pays dividends, if any, quarterly. The Portfolio distributes capital gains, if any, annually.

Voya Growth and Income Portfolio generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. The Portfolio declares dividends semi-annually and pays dividends, if any, semi-annually. The Portfolio distributes capital gains, if any, annually.

Voya Government Money Market Portfolio and Voya Intermediate Bond Portfolio generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. The Portfolios declare dividends daily and pay dividends, if any, monthly. The Portfolios distribute capital gains, if any, annually.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA VARIABLE PORTFOLIOS, INC.

Voya Global Equity Portfolio

(the “Portfolio”)

Supplement dated March 23, 2018

to the Portfolio’s Adviser Class, Class I, Class S, Service 2 Class,

and Class T Statement of Additional Information (“SAI”) dated May 1, 2017

On March 15, 2018, the Board of Directors of Voya Variable Portfolios, Inc. approved modifications with respect to the Portfolio’s expense limits, principal investment strategies, principal risks, portfolio managers, and dividend distribution frequency.

Effective May 1, 2018, the Portfolio’s SAI is revised as follows:

1.	The sub-section entitled “Fundamental and Non-Fundamental Investment Restrictions – Non-Fundamental Investment Restrictions – Voya Global Equity Portfolio” is hereby deleted.

2.	References to Martin Jansen and Maya Venkatraman in the table of the sub-section entitled “Sub-Adviser – Portfolio Management – Other Accounts Managed” are hereby deleted.

3.	The line item with respect to the Portfolio in the table within the section entitled “Sub-Adviser – Portfolio Management – Compensation” is deleted and replaced with the following:

Portfolio	Portfolio Manager	Benchmark
Voya Global Equity Portfolio	Vincent Costa, CFA, Steve Wetter, Kai Yee Wong, and James Ying, CFA	MSCI World IndexSM

4.	The tables with respect to the Portfolio of the sub-section entitled “Sub-Adviser – Portfolio Management – Ownership of Securities” is deleted and replaced with the following:

Voya Global Equity Portfolio

Portfolio Manager	Dollar Range of Fund Shares Owned
Vincent Costa, CFA	None
Steve Wetter[1]	None
Kai Yee Wong[1]	None
James Ying, CFA	None

1       Information is as of December 31, 2017

Voya Global Equity Portfolio

Portfolio Manager	Dollar Range of Fund Shares Allocated Under Deferred Compensation
Vincent Costa, CFA	$10,001 - $50,000
Steve Wetter[1]	None
Kai Yee Wong[1]	None
James Ying, CFA	$1 - $10,000

1       Information is as of December 31, 2017

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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